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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 17, 2004


                            The Lamson & Sessions Co.
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             (Exact name of registrant as specified in its charter)



           Ohio                      1-313                     34-0349210
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)             Identification No.)


     25701 Science Park Drive, Cleveland, Ohio                  44122-7313
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (216) 464-3400
                                                           --------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS.

         On September 17, 2004, The Lamson & Sessions Co. issued a press release announcing it has settled its patent infringement litigation with Intermatic Incorporated of Spring Grove, Illinois. A copy of such press release is included as Exhibit 99.1 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits:
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                  Number                Exhibit
                  ------                -------
                  99.1                  Press release, dated September 17, 2004






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE LAMSON & SESSIONS CO.

                                By:    /s/ James J. Abel
                                    --------------------------------------------
                                    Name:            James J. Abel
                                    Title: Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

Dated:  September 17, 2004




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                                INDEX TO EXHIBITS



         NUMBER           EXHIBIT
         ------           -------
          99.1            Press release, dated September 17, 2004